UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2008

OLD DOMINION ELECTRIC COOPERATIVE

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Dominion Boulevard, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 11, 2008, the Bylaws of Old Dominion Electric Cooperative were amended with an effective date of December 31, 2008. The following is a description of the material change: Section 5.05 Voting; Certain Issues Reserved for Supermajority Voting was updated to include issues which would require affirmative vote of greater than two thirds of the directors.

Item 9.01	Financial Statements and Exhibits.

3. Bylaws of Old Dominion Electric Cooperative Amended and Restated as of December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: November 14, 2008	/s/ Robert L. Kees
Robert L. Kees
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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